SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                             ______________________


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported): September 16, 2002


                           Dollar General Corporation
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               (Exact Name of Registrant as Specified in Charter)


        Tennessee                       001-11421               61-0502302
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(State or Other Jurisdiction of   (Commission File Number)  (I.R.S. Employer
Incorporation)                                               Identification No.)


    100 Mission Ridge
 Goodlettsville, Tennessee                                       37072
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(Address of Principal Executive Offices)                      (Zip Code)


       Registrant's telephone number, including area code: (615) 855-4000


          (Former name or former address, if changed since last report)


ITEM 9.  REGULATION FD DISCLOSURE

On September 16, 2002, Dollar General Corporation (the "Company") issued a news release announcing that it has formed a special committee to search for a Chief Executive Officer to succeed current CEO Cal Turner, Jr. A copy of the news release is attached hereto and is incorporated by reference as Exhibit 99.1.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                       Dollar General Corporation
                                       (Registrant)
September 16, 2002                     By: /s/ Susan S. Lanigan
                                           -------------------------------------
                                                 Susan S. Lanigan
                                                 Vice President, General Counsel
                                                 and Corporate Secretary


Exhibit Index
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Exhibit No.                Item

99.1     News release of September 16, 2002